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                         AMENDMENT TO LOAN AGREEMENT



         This Amendment to Loan Agreement ("Amendment") dated as of February 9, 1995, amends that certain Loan Agreement (the "Loan Agreement") dated November 4, 1994 between Noramco Mining Corporation, now known as Quest Capital Corporation ("Quest") and INTEK Diversified Corporation ("INTEK"), as amended by that certain letter dated February 9, 1995 (the "Letter").

                              R E C I T A L S

A. Quest extended a loan (the "Loan") in the amount of $2,500,000 to INTEK of which $1,599,999.91 remains outstanding as of July 31, 1995.

B. Quest has agreed to extend the term of the Loan upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

    1.   The Letter shall have no further force or effect.

    2. Section 4 of the Loan Agreement is hereby deleted and replaced with the following:

         4.   REPAYMENT

         INTEK shall repay the principal of the Loan upon the sooner to occur:

         a.   December 15, 1995; or

         b. The sale of the California real property located at 5800 West Jefferson Boulevard, Los Angeles, California; or




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         c.   The closing of any financing by INTEK pursuant to which INTEK sells for cash newly issued shares of its common stock, excluding any sales to employees or others pursuant to INTEK's stock option plans.

    3. Section 5 of the Loan Agreement shall be amended by adding the following sentence to the end of the paragraph:

         The Loan shall be secured by a deed of trust, which shall be prior in right to all monetary encumbrances excluding liens for taxes not yet due, on the real property located at 5800 West Jefferson Boulevard, Los Angeles, California owned by Olympic Plastics Inc., a wholly-owned subsidiary of INTEK.

    4.   A new Section 20 to the Loan Agreement is added as follows:

         20. ADDITIONAL CONSIDERATION. As additional consideration for the extension of the term set forth in Section 4 of the Loan Agreement, Quest has been issued 40,000 shares of common stock of INTEK (the "Issued Shares") and shall be issued an additional 122,000 shares of common stock of INTEK (the "Shares"), provided that Quest shall execute the agreement attached hereto as Annex A, the facts and circumstances referred to in such agreement are true and correct as of the date thereof and hereof, and the actions contemplated thereby shall have occurred.

    5. All other terms and conditions contained in the Loan Agreement and that certain Registration Rights Agreement between INTEK and Roamer One, Inc. ("Roamer"), Simmonds Communications Ltd., ("SCL"), Anglo York Industries, Inc. ("Anglo") and Harold H. Davis ("Davis") dated September 23, 1994, as amended by Amendment No. 1 to Registration Rights Agreement dated November 4, 1994 and Amendment No. 2 to Registration Rights Agreement dated as of April 17, 1995 among INTEK and Roamer, SCL, Anglo, Davis and Quest and Amendment No. 3 to Registration Rights Agreement dated July 27, 1995 among INTEK and Roamer, SCL, Anglo, Davis, Quest and Securicor International Limited shall remain in full force and effect.


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         IN WITNESS WHEREOF, the parties have signed this Amendment as of the
______ day of August, 1995.

Dated:   August 29, 1995                     QUEST CAPITAL CORPORATION



                                             By   /s/
                                                  _____________________________

                                             Its  Managing Director
                                                  _____________________________



Dated:   August 29, 1995                     INTEK DIVERSIFIED CORPORATION



                                             By   /s/
                                                  ____________________________

                                             Its  Chief Financial Officer
                                                  ____________________________



    The Guarantee referred to in the Loan Agreement and executed by Simmonds Communications Ltd. shall remain in full force and effect.

Dated:   August 29, 1995                     SIMMONDS COMMUNICATIONS LTD.



                                             By   /s/
                                                  ____________________________


                                             Its  Chief Executive Officer
                                                  ____________________________


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